Stock-based compensation	12 Months Ended
Dec. 31, 2013
Stock-based compensation

24    Stock-based compensation

At December 31, 2013, the Company had several stock-based compensation plans, including stock option plans, various cash settled liability plans and an employee stock savings plan. These plans resulted in an expense in 2013 of $92 million (2012 – $64 million; 2011 – $43 million).

Accelerated vesting due to changes in the composition of the Board of Directors

Most of the stock-based compensation plans include a provision whereby vesting is accelerated should certain changes in the composition of the Board of Directors occur. These provisions were triggered on June 26, 2012 and the recognition of the revised vesting terms as outlined in the stock-based compensation plans resulted in a credit to “Compensation and benefits” of $8 million in the second quarter of 2012. From February 28, 2012, accelerated vesting will only occur when the definition of change of control under the stock-based compensation plans is triggered and the holder of the award is terminated without cause.

A. Stock Option Plans

Regular options and TSARs

With the granting of regular options, employees may be simultaneously granted TSARs equivalent to the number of regular options granted (stock options granted prior to January 2009 were simultaneously granted TSARs equivalent to one-half the regular options granted). The last issue of TSARs was in April 2010. A TSAR entitles the holder to receive payment of an amount equal to the excess of the market value of a Common Share at the exercise date of the TSAR over the related option exercise price. The liability for TSARs is recognized and measured at its fair value. Pursuant to the employee plans, regular options and TSARs vest between 12 and 48 months after the grant date, and will expire after 10 years. Certain of these options granted are only exercisable after employment is terminated.

Where an option granted is a tandem award, the holder can choose to exercise an option or a TSAR of equal intrinsic value.

As a result of changes to Canadian tax legislation, which eliminated the favourable tax treatment on cash settled compensation awards, the Company offered employees the option of cancelling the outstanding SAR and keeping in place the outstanding option. During 2011, the Company cancelled 3.5 million SARs and reclassified the fair value of the previously recognized liability ($75 million) and the recognized deferred tax asset ($18 million) to “Additional paid-in capital”. The terms of the awards were not changes and as a result no incremental cost was recognized. The weighted-average fair value of the units cancelled was $23.75.

Summary of options

The following table summarizes the Company’s fixed stock option plans (that do not have a TSAR attached to them) as of December 31:

	Options outstanding		Nonvested options
	Number of options	Weighted average exercise price	Number of options	Weighted average grant date fair value

Outstanding, January 1, 2013	4,226,641	$63.69	1,428,596	$20.70
New options granted	576,430	124.18	576,430	35.40
Exercised	(1,406,818)	55.06	N/A	N/A
Vested	N/A	N/A	(235,960)	21.14
Forfeited	(20,737)	105.25	(20,387)	29.31
Expired	(15,033)	105.89	(14,833)	29.00

Outstanding at December 31, 2013	3,360,483	77.15	1,733,846	25.35

Vested or expected to vest at
December 31, 2013(1)	3,347,274	$77.04	N/A	N/A

Exercisable at December 31, 2013	1,626,637	$60.43	N/A	N/A

(1) As at December 31, 2013, the weighted-average remaining term of vested or expected to vest options was 6.8 years with an aggregate intrinsic value of $280 million.

The following table provides the number of stock options outstanding and exercisable as at December 31, 2013 by range of exercise price and their related intrinsic aggregate value, and for options outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money stock options, which represents the amount that would have been received by option holders had they exercised their options on December 31, 2013 at the Company’s closing stock price of $160.65.

	Options outstanding				Options exercisable
Range of exercise prices	Number of options	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of options	Weighted average exercise price	Aggregate intrinsic value (millions)

$32.50 – $65.47	1,130,230	4.2	$54.05	$120	1,130,230	$54.05	$120
$65.48 – $74.93	920,400	7.1	72.82	81	431,400	72.18	38
$74.94 – $159.62	1,309,853	8.1	100.11	79	65,007	93.47	4

Total(1)	3,360,483	6.5	$77.15	$280	1,626,637	$60.43	$162

(1) As at December 31, 2013, the total number of in-the-money stock options outstanding was 3,360,483 with a weighted-average exercise price of $77.15. The weighted-average years to expiration of exercisable stock options is 4.7 years.

Under the fair value method, the fair value of options at the grant date was approximately $20 million for options issued in 2013 (2012 – $28 million; 2011 – $12 million). The weighted-average fair value assumptions were approximately:

	2013	2012	2011

Expected option life (years)(1)	6.25	6.03	6.30
Risk-free interest rate(2)	1.60%	1.47%	2.79%
Expected stock price volatility(3)	30%	31%	31%
Expected annual dividends per share(4)	$1.40	$1.40	$1.20
Estimated forfeiture rate(5)	1.2%	1.2%	0.7%
Weighted average grant date fair value of options granted during the year	$35.40	$19.04	$19.44

(1) Represents the period of time that awards are expected to be outstanding. Historical data on exercise behaviour or, when available, specific expectations regarding future exercise behaviour were used to estimate the expected life of the option.

(2) Based on the implied yield available on zero-coupon government issues with an equivalent remaining term at the time of the grant.

(3) Based on the historical stock price volatility of the Company’s stock over a period commensurate with the expected term of the option.

(4) Determined by the current annual dividend at the time of grant. The Company does not employ different dividend yields throughout the contractual term of the option.

(5) The Company estimated forfeitures based on past experience. The rate is monitored on a periodic basis.

Certain of the Company’s stock option plans are subject to post-vesting restrictions prior to expiry. The discount for these restrictions resulted in a reduction of the fair value at grant date of options issued in 2012 of $2 million. This discount was estimated using the fair value of put options that, together with the granted call options, mimicked the characteristics of the post-vesting restriction. The post-vesting restrictions do not relate to grants in 2013.

In 2013, the expense for stock options (regular and performance) was $17 million (2012 –$24 million; 2011 –$15 million). At December 31, 2013, there was $17 million of total unrecognized compensation related to stock options which is expected to be recognized over a weighted-average period of approximately 2.2 years.

At December 31, 2013, there were 2,426,425 (2012 – 2,728,685; 2011 – 3,459,831) Common Shares available for the granting of future options under the stock option plans, out of the 18,966,842 (2012 – 18,728,642; 2011 – 15,578,642) Common Shares currently authorized for issuance.

Summary of TSARs

The following table summarizes information related to the Company’s TSARs as of December 31:

	TSARs outstanding
	Number of TSARs	Weighted average exercise price

Outstanding, January 1, 2013	168,075	$53.28
Exercised as TSARs	(350)	54.75
Exercised as Options	(104,305)	52.94
Vested	N/A	N/A
Expired	(200)	31.45

Outstanding at December 31, 2013	63,220	$53.89

Vested at December 31, 2013(1)	63,220	$53.89

Exercisable at December 31, 2013	63,220	$53.89

(1) As at December 31, 2013, the weighted average remaining term of vested TSARs was 2.3 years with an aggregate intrinsic value of $7 million. As at December 31, 2012, all TSARs outstanding were vested.

The following table provides the number of TSARs outstanding and exercisable as at December 31, 2013 by range of exercise price and their related intrinsic value, and for TSARs outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money TSARs, which represents the amount that would have been received by TSAR holders had they exercised their TSAR on December 31, 2013 at the Company’s closing stock price of $160.65.

	TSARs outstanding				TSARs exercisable
Range of exercise prices	Number of TSARs	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of TSARs	Weighted average exercise price	Aggregate intrinsic value (millions)

$32.50 – $49.88	25,095	0.8	$39.06	$3	25,095	$39.06	$3
$49.89 – $60.13	14,825	1.9	57.70	2	14,825	57.70	2
$60.14 – $71.69	23,300	3.6	67.43	2	23,300	67.43	2

Total(1)	63,220	2.1	$53.89	$7	63,220	$53.89	$7

(1) As at December 31, 2013, the total number of in-the-money TSARs outstanding was 63,220 with a weighted-average exercise price of $53.89. The weighted-average years to expiration of exercisable TSARs is 2.10 years.

In 2013, the expense for TSARs was $6 million (2012 – $7 million; 2011 – $4 million).

Summary of stock option plans

The following table refers to the total fair value of shares vested for all stock option plans (including TSARs) during the years ended December 31:

(in millions of Canadian dollars)	2013	2012	2011

Regular stock option plan	$5	$33	$8
TSARs	–	1	1

Total	$5	$34	$9

The following table provides information related to all options exercised in the stock option plans during the years ended December 31:

(in millions of Canadian dollars)	2013	2012	2011

Total intrinsic value	$103	$118	$17
Cash received by the Company upon exercise of options	83	198	29

B. Other Share-based Plans

Performance share unit (“PSU”) plan

During 2013, the Company issued 206,405 PSUs. These units attract dividend equivalents in the form of additional units based on the dividends paid on the Company’s Common Shares. PSUs vest and are settled in cash, or in CP common shares approximately three years after the grant date, contingent upon CP’s performance (performance factor). The fair value of PSUs is measured, both on the grant date and each subsequent quarter until settlement, using a Monte Carlo simulation model. The model utilizes multiple input variables that determine the probability of satisfying the performance and market conditions stipulated in the grant.

In the second quarter of 2012, changes to the Board resulted in the immediate vesting of a pro-rata portion of all unvested PSUs. The number of units that vested was based on the number of months of the total performance period that had passed and the fair value of the units to be settled was based on the average closing price of the 30 trading days prior to June 26, 2012. The payout of $31 million occurred in the third quarter of 2012.

The performance period for the PSUs issued in the fourth quarter of 2012 and in 2013 is January 1, 2013 to December 31, 2015. The performance factors for these PSUs are Operating ratio, Free cash flow, Total Shareholder Return (“TSR”) compared to the S&P/TSX60 index, and TSR compared to Class I railways.

The performance period for the first grant of PSUs issued in 2009 ended December 31, 2011. These PSUs were earned based on TSR compared to the S&P/TSX60 index, and Return on Capital Employed (“ROCE”). The TSR for the three-year period exceeded target, while ROCE targets were not met. The TSR component of the plan resulted in a total PSU payout equal to 200% for half of the award, in effect resulting in a target payout. The payout of $24 million occurred in March 2012 and was calculated using the Company’s average share price during the last 30 trading days ending on December 31, 2011.

The following table summarizes information related to the Company’s PSUs as at December 31:

	2013	2012

Outstanding, January 1	200,702	930,311
Granted	206,405	479,372
Units, in lieu of dividends	3,498	2,143
Vested	–	(610,568)
Forfeited	(60,680)	(600,556)

Outstanding at December 31	349,925	200,702

Under the fair value method, the fair value of PSUs at the grant date was $26 million for PSUs issued in 2013 (2012 – $38 million; 2011 – $16 million).

In 2013, the expense for PSUs was $25 million (2012 – expense recovery of $1 million; 2011 – expense of $15 million). At December 31, 2013, there was $58 million of total unrecognized compensation related to PSUs which is expected to be recognized over a weighted-average period of approximately 2.0 years.

Deferred share unit plan

The Company established the DSU plan as a means to compensate and assist in attaining share ownership targets set for certain key employees and Directors. A DSU entitles the holder to receive, upon redemption, a cash payment equivalent to the market value of a Common Share at the redemption date. DSUs vest over various periods of up to 48 months and are only redeemable for a specified period after employment is terminated.

Senior Managers may elect to receive DSUs in lieu of cash payments for certain incentive programs. In addition, when acquiring common shares to meet ownership targets, Senior Managers were granted with a 25% company match of the amount elected. Beginning in 2013, the 25% company match now only applies to DSUs granted. The election to receive eligible payments in DSUs is no longer available to a participant when the value of the participant’s DSUs is sufficient to meet the Company’s stock ownership guidelines. Senior Managers have five years to meet their ownership targets.

An expense to income for DSUs is recognized over the vesting period for both the initial subscription price and the change in value between reporting periods.

The following table summarizes information related to the DSUs as of December 31:

	2013	2012

Outstanding, January 1	357,740	396,306
Granted	76,035	167,435
Units, in lieu of dividends	4,145	6,821
Forfeited	(2,372)	–
Redeemed	(103,327)	(212,822)

Outstanding, December 31	332,221	357,740

During 2013, the Company granted 76,035 DSUs with a grant date fair value of $10 million. In 2013, the expense for DSUs was $32 million (2012 – expense of $23 million; 2011 – expense of $5 million). At December 31, 2013, there was $6 million of total unrecognized compensation related to DSUs which is expected to be recognized over a weighted-average period of approximately 1.2 years.

Restricted share unit plan

The Company did not issue RSUs in 2013 (2012 – 113,408; 2011 – 64,470). The RSUs are notional full value shares that attract dividend equivalents in the form of additional units based on the dividends paid on the Company’s Common Shares. RSUs have no performance factors attached to them and are subject to time vesting over various periods of up to 36 months. RSUs are settled in cash up to three years after the grant date. An expense to income for RSUs is recognized over the vesting period for both the initial subscription price and the change in value between reporting periods. In 2013, the expense for RSUs was $10 million (2012 – $7 million; 2011 – $nil). At December 31, 2013, there was $5 million of total unrecognized compensation related to RSUs which is expected to be recognized over a weighted-average period of approximately 1.0 years.

The following table summarizes information related to the Company’s RSUs as at December 31:

	2013	2012

Outstanding, January 1	173,234	64,470
Granted	–	113,408
Units, in lieu of dividends	1,304	1,639
Exercised	(70,211)	–
Forfeited	(11,994)	(6,283)

Outstanding, December 31	92,333	173,234

Summary of share based liabilities paid

The following table summarizes the total share based liabilities paid for each of the years ended December 31:

(in millions of Canadian dollars)	2013	2012	2011

Plan
DSUs	$17	$19	$4
PSUs	–	55	–
RSUs	9	–	–

Total	$26	$74	$4

C. Employee share purchase plan

The Company has an employee share purchase plan whereby both employee and Company contributions are used to purchase shares on the open market for employees. The Company’s contributions are expensed over the one-year vesting period. Under the plan, the Company matches $1 for every $3 contributed by employees up to a maximum employee contribution of 6% of annual salary.

The total number of shares purchased in 2013 on behalf of participants, including the Company contribution, was 271,934 (2012 – 445,951; 2011 – 630,480). In 2013, the Company’s contributions totalled $5 million (2012 – $4 million; 2011 – $4 million) and the related expense was $5 million (2012 – $4 million; 2011 – $4 million).